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Exhibit 10.5

             SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND
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                     AMENDMENT TO REVOLVING CREDIT NOTE
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     THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND AMENDMENT TO
REVOLVING CREDIT NOTE (this "Amendment") is made and entered into as of June 12, 2003, by and between THE LACLEDE GROUP, INC., a Missouri corporation ("Borrower"), and U.S. BANK NATIONAL ASSOCIATION, formerly known as Firstar Bank, N.A., a national banking association ("Lender"), and has reference to the following facts and circumstances (the "Recitals"):

     A. Borrower and Lender executed the Revolving Credit Agreement dated as of June 13, 2002, as amended by the First Amendment to Revolving Credit Agreement dated as of April 16, 2003 (as amended, the "Agreement"; all capitalized terms used and not otherwise defined in the Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment), pursuant to which Borrower executed the Revolving Credit Note dated June 13, 2002, payable to the order of Lender, in the principal amount of up to $20,000,000 (the "Note").

     B. Borrower and Lender desire to further amend the Agreement, and to amend the Note, in the manner hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1.   RECITALS. The Recitals are true and correct, and, together with the
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defined terms set forth therein, are incorporated herein by this reference.

     2.   AMENDMENT TO AGREEMENT. The definition of "Revolving Credit Period"
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in Section 1.01 of the Agreement is deleted and substituted with the following:

          "Revolving Credit Period shall mean the period commencing on the date
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     of this Agreement and ending June 11, 2004; provided, however, that the
     Revolving Credit Period shall end on the date the Lender's Revolving Credit Commitment is terminated pursuant to Section 6 or otherwise."

     3.   AMENDMENT TO NOTE. The first sentence in the top paragraph on page 1
          -----------------
of the Note is deleted and substituted with the following:

         "FOR VALUE RECEIVED, THE LACLEDE GROUP, INC., a Missouri corporation ("Borrower"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, formerly known as Firstar Bank, N.A., a national banking association ("Lender"), on the last day of the Revolving Credit Period, the principal sum of Twenty Million Dollars ($20,000,000.00), or such lesser sum as may then constitute the aggregate unpaid principal amount of all Loans made by Lender to Borrower pursuant to the Agreement (defined below)."

     4.   COSTS AND EXPENSES. Borrower hereby agrees to reimburse Lender upon
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demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower's existing credit facilities with Lender. All of the obligations of Borrower under this paragraph shall survive the payment of Borrower's Obligations and the termination of the Agreement.

     5.   REFERENCES TO AGREEMENT AND NOTE. All references in the Agreement and
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the Note to "this Agreement" and "this Note", and any other reference of similar import shall henceforth mean the Agreement and the Note as amended by this Amendment.


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     6.   FULL FORCE AND EFFECT. Except to the extent specifically amended by
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this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement and the Note shall be and remain in full force and effect and the same are hereby ratified and confirmed.

     7.   BENEFIT. This Amendment shall be binding upon and inure to the
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benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

     8.   REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and
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warrants to Lender that:

          (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

          (b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or Bylaws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its property is bound or to which Borrower or any of its property is subject;

          (c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (d) all of the representations and warranties made by Borrower in the Agreement and/or in any of the other Transaction Documents are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

          (e) as of the date of this Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.

     9.   RELEASE. Borrower hereby unconditionally releases, acquits, waives,
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and forever discharges Lender and its successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all liabilities, claims, causes of action or defenses, if any, and for any action taken or for any failure to take any action, existing at any time prior to the execution of this Amendment.

     10.  INCONSISTENCY. In the event of any inconsistency or conflict
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between this Amendment, the Agreement, and/or the Note, the terms, provisions and conditions contained in this Amendment shall govern and control.

     11.  MISSOURI LAW. This Amendment shall be governed by and construed
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in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

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     12.  NOTICE REQUIRED BY SECTION 432.045 R.S. MO. ORAL AGREEMENTS OR
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COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT
OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED
IN THIS WRITING WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE
AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     13.  CONDITIONS PRECEDENT. Notwithstanding any provision contained in this
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Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received the following, all in form and substance acceptable to Lender:

          (a) this Amendment, duly executed by Borrower;

          (b) a Consent of Guarantor duly executed by SM&P;

          (c) a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Amendment;

          (d) an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all the officers of Borrower executing this Amendment;

          (e) a certificate of corporate good standing of Borrower issued by the Secretary of State of the State of Missouri, or other evidence of good standing satisfactory to Lender;

          (f) a copy of resolutions of the Board of Directors of SM&P, duly adopted, which authorize the execution, delivery and performance of the Consent of Guarantor;

          (g) an incumbency certificate, executed by the Secretary of SM&P, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing the Consent of Guarantor;

          (h) a certificate of corporate good standing of SM&P issued by the Secretary of State of the State of Indiana, or other evidence of good standing satisfactory to Lender; and

          (i) such other documents and information as reasonably requested by Lender.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the day and year first above written.



                       (SIGNATURES ON FOLLOWING PAGE)


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                               SIGNATURE PAGE
               SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT




                                        Borrower:

                                        THE LACLEDE GROUP, INC.

                                        By:
                                           ---------------------------------
                                           Ronald L. Krutzman,
                                           Treasurer and Assistant Secretary




                                        Lender:

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        formerly known as Firstar Bank, N.A.

                                        By:
                                           ---------------------------------
                                           Eric J. Hartman, Vice President



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